UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2015

INDEPENDENT BANK CORP.
(Exact name of registrant as specified in its charter)

Massachusetts	1-9047	04-2870273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Office Address: 2036 Washington Street, Hanover, Massachusetts Mailing Address: 288 Union Street, Rockland, Massachusetts	02339 02370
(Address of principal executive offices)	(Zip Code)

(718) 878-6100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2015 Denis K. Sheahan, the Chief Operating Officer of Independent Bank Corp. (the “Company”) and Rockland Trust Company (“Rockland Trust”), accepted an offer to become the Chief Executive Officer, President, and Chairman of the Board of Directors of Cambridge Trust Company in April 2015. Mr. Sheahan will remain with the Company and Rockland Trust through March or such shorter period as necessary to assist with the transition of his current responsibilities and will then formally resign from the Company and Rockland Trust.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK CORP.

February 25, 2015	By:	/s/ Edward H. Seksay

Edward H. Seksay
General Counsel